                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              256,372.99
        Available Funds:
           Contract Payments due and received in this period                                                         3,253,660.57
           Contract Payments due in prior period(s) and received in this period                                        158,300.66
           Contract Payments received in this period for next period                                                   162,640.96
           Sales, Use and Property Tax payments received                                                               170,180.98
           Prepayment Amounts related to early termination in this period                                              209,461.39
           Servicer Advance                                                                                            322,272.18
           Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
           Transfer from Reserve Account                                                                                11,924.42
           Interest earned on Collection Account                                                                        14,130.10
           Interest earned on Affiliated Account                                                                        10,791.76
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
             Predecessor contract)                                                                                           0.00
           Amounts paid under insurance policies                                                                             0.00
           Maintenance, Late Charges and any other amounts                                                                   0.00

                                                                                                                    -------------
        Total Available Funds                                                                                        4,569,736.01
        Less: Amounts to be Retained in Collection Account                                                             339,655.58
                                                                                                                    -------------
        AMOUNT TO BE DISTRIBUTED                                                                                     4,230,080.43
                                                                                                                    =============




        DISTRIBUTION OF FUNDS:
           1. To Trustee -  Fees                                                                                             0.00
           2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               158,300.66
           3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                       0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                           3,148,400.34
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                      182,832.00
                    b) Class B Principal and Interest                                                                   76,558.43
                    c) Class C Principal and  Interest                                                                  86,989.24
                    d) Class D Principal and Interest                                                                   88,981.40
                    e) Class E Principal and Interest                                                                   92,946.20

           4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
           5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      24,740.18
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    124,246.62
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           11,924.42
           6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               195,102.84
           7. To Servicer, Servicing Fee and other Servicing Compensations                                              39,058.10
                                                                                                                    -------------
        TOTAL FUNDS DISTRIBUTED                                                                                      4,230,080.43
                                                                                                                    =============

                                                                                                                    -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     339,655.58
                                                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $2,182,541.24
     - Add Investment Earnings                                                                                          11,924.42
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
     - Less Distribution to Certificate Account                                                                         11,924.42
                                                                                                                    -------------
End of period balance                                                                                               $2,182,541.24
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,182,541.24
                                                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


            III.   CLASS A NOTE PRINCIPAL BALANCE
            Beginning Principal Balance of the Class A Notes
                                    Pool A                                      75,711,653.41
                                    Pool B                                      15,423,566.39
                                                                                -------------
                                                                                                         91,135,219.80

            Class A Overdue Interest, if any                                             0.00
            Class A Monthly Interest - Pool A                                      359,009.14
            Class A Monthly Interest - Pool B                                       73,135.39

            Class A Overdue Principal, if any                                            0.00
            Class A Monthly Principal - Pool A                                   2,061,916.46
            Class A Monthly Principal - Pool B                                     837,171.35
                                                                                -------------
                                                                                                          2,899,087.81
            Ending Principal Balance of the Class A Notes
                                    Pool A                                      73,649,736.95
                                    Pool B                                      14,586,395.04
                                                                                -------------
                                                                                                         -------------
                                                                                                         88,236,131.99
                                                                                                         =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000     Original Face $190,972,000      Balance Factor
       $ 2.262869                        $ 15.180696             46.203701%
-------------------------------------------------------------------------------



            IV.   CLASS A NOTE PRINCIPAL BALANCE


            Beginning Principal Balance of the Class A Notes
                                    Class A1                                      0.00
                                    Class A2                             53,045,219.80
                                    Class A3                             38,090,000.00
                                                                         -------------
                                                                                                 91,135,219.80
            Class A Monthly Interest
                                    Class A1 (Actual Number Days/360)             0.00
                                    Class A2                                249,312.53
                                    Class A3                                182,832.00

            Class A Monthly Principal
                                    Class A1                                      0.00
                                    Class A2                              2,899,087.81
                                    Class A3                                      0.00
                                                                         -------------
                                                                                                  2,899,087.81
            Ending Principal Balance of the Class A Notes
                                    Class A1                                      0.00
                                    Class A2                             50,146,131.99
                                    Class A3                             38,090,000.00
                                                                         -------------
                                                                                                 -------------
                                                                                                 88,236,131.99
                                                                                                 =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


       V.   CLASS B NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class B Notes
                                  Pool A                                                        1,730,497.14
                                  Pool B                                                          352,519.32
                                                                                                ------------
                                                                                                                    2,083,016.46

             Class B Overdue Interest, if any                                                           0.00
             Class B Monthly Interest - Pool A                                                      8,551.54
             Class B Monthly Interest - Pool B                                                      1,742.03
             Class B Overdue Principal, if any                                                          0.00
             Class B Monthly Principal - Pool A                                                    47,129.52
             Class B Monthly Principal - Pool B                                                    19,135.34
                                                                                                ------------
                                                                                                                       66,264.86
             Ending Principal Balance of the Class B Notes
                                  Pool A                                                        1,683,367.62
                                  Pool B                                                          333,383.98
                                                                                                ------------
                                                                                                                     ------------
                                                                                                                     2,016,751.60
                                                                                                                     ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
Original Face $4,365,000    Original Face $4,365,000         Balance Factor
       $ 2.358206                  $ 15.180953                 46.202786%
-----------------------------------------------------------------------------


       VI.   CLASS C NOTE PRINCIPAL BALANCE
             Beginning Principal Balance of the Class C Notes
                                  Pool A                                                        1,947,053.31
                                  Pool B                                                          396,670.18
                                                                                                ------------
                                                                                                                     2,343,723.49

             Class C Overdue Interest, if any                                                           0.00
             Class C Monthly Interest - Pool A                                                     10,335.61
             Class C Monthly Interest - Pool B                                                      2,105.66
             Class C Overdue Principal, if any                                                          0.00
             Class C Monthly Principal - Pool A                                                    53,020.71
             Class C Monthly Principal - Pool B                                                    21,527.26
                                                                                                ------------
                                                                                                                        74,547.97
             Ending Principal Balance of the Class C Notes
                                  Pool A                                                        1,894,032.60
                                  Pool B                                                          375,142.92
                                                                                                ------------
                                                                                                                     ------------
                                                                                                                     2,269,175.52
                                                                                                                     ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955    Original Face $4,910,955         Balance Factor
      $ 2.533371                  $ 15.179933                  46.206400%
-----------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                         Pool A                                   1,947,053.31
                                         Pool B                                     396,670.18
                                                                                  ------------
                                                                                                     2,343,723.49

           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                         11,990.60
           Class D Monthly Interest - Pool B                                          2,442.83
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        53,020.71
           Class D Monthly Principal - Pool B                                        21,527.26
                                                                                  ------------
                                                                                                        74,547.97
           Ending Principal Balance of the Class D Notes
                                         Pool A                                   1,894,032.60
                                         Pool B                                     375,142.92
                                                                                  ------------
                                                                                                     ------------
                                                                                                     2,269,175.52
                                                                                                     ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000           Ending Principal
Original Face $4,910,955      Original Face $4,910,955            Balance Factor
       $ 2.939027                  $ 15.179933                      46.206400%
----------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                         Pool A                                       1,947,053.31
                                         Pool B                                         396,670.18
                                                                                      ------------
                                                                                                                2,343,723.49

           Class E Overdue Interest, if any                                                   0.00
           Class E Monthly Interest - Pool A                                             15,284.37
           Class E Monthly Interest - Pool B                                              3,113.86
           Class E Overdue Principal, if any                                                  0.00
           Class E Monthly Principal - Pool A                                            53,020.71
           Class E Monthly Principal - Pool B                                            21,527.26
                                                                                      ------------
                                                                                                                   74,547.97
           Ending Principal Balance of the Class E Notes
                                         Pool A                                       1,894,032.60
                                         Pool B                                         375,142.92
                                                                                      ------------
                                                                                                                ------------
                                                                                                                2,269,175.52
                                                                                                                ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000           Ending Principal
Original Face $4,910,955      Original Face $4,910,955            Balance Factor
        $ 3.746365                  $ 15.179933                      46.206400%
----------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


     IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

              Beginning Residual Principal Balance
                                             Pool A                                      3,244,596.01
                                             Pool B                                        660,943.41
                                                                                         ------------
                                                                                                                     3,905,539.42

              Residual Interest - Pool A                                                    20,362.91
              Residual Interest - Pool B                                                     4,377.27
              Residual Principal - Pool A                                                   88,367.85
              Residual Principal - Pool B                                                   35,878.77
                                                                                         ------------
                                                                                                                       124,246.62
              Ending Residual Principal Balance
                                             Pool A                                      3,156,228.16
                                             Pool B                                        625,064.64
                                                                                         ------------
                                                                                                                     ------------
                                                                                                                     3,781,292.80
                                                                                                                     ============


     X.   PAYMENT TO SERVICER

               - Collection period Servicer Fee                                                                        39,058.10
               - Servicer Advances reimbursement                                                                      158,300.66
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      195,102.84
                                                                                                                     -----------
              Total amounts due to Servicer                                                                           392,461.60
                                                                                                                     ===========

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


  XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

  POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                86,527,906.61

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                  0.00

      Decline in Aggregate Discounted Contract Balance                                                              2,356,475.96

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------
         ending of the related Collection Period                                                                   84,171,430.65
                                                                                                                   =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          2,193,471.82

          - Principal portion of Prepayment Amounts                                                  163,004.14

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   2,356,475.96
                                                                                                   ============


  POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                17,627,039.47

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                  0.00

      Decline in Aggregate Discounted Contract Balance                                                                956,767.25

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------
         ending of the related Collection Period                                                                   16,670,272.22
                                                                                                                   =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            910,142.09

          - Principal portion of Prepayment Amounts                                                   46,625.16

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance     956,767.25
                                                                                                   ============

                                                                                                                   --------------
  AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                100,841,702.87
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
            POOL A                                                                                                   Predecessor
                                                                            Discounted            Predecessor        Discounted
            Lease #               Lessee Name                               Present Value         Lease #            Present Value
            ----------------------------------------------------            -------------        ------------        -------------
                                  NONE











                                                                            --------------                           -------------
                                                                            Totals:  $0.00                                   $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $          0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                       $161,410,790.25
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                NO     X
                                                                                                 --------------     --------


            POOL B                                                                                                   Predecessor
                                                                            Discounted           Predecessor         Discounted
            Lease #               Lessee Name                               Present Value        Lease #             Present Value
            ----------------------------------------------------            -------------        -----------         -------------
                                  NONE









                                                                            -------------                            -------------
                                                                            Totals: $0.00                                    $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $         0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                  $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES              NO     X
                                                                                                     --------         --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                             Predecessor
                                                                       Discounted           Predecessor         Discounted
            Lease #          Lessee Name                               Present Value        Lease #             Present Value
            ------------------------------------------------           -------------        -----------         -------------
            1097-507         ADVANCED HEALTHCARE RESOURCES               $159,644.40          1778-001           $ 48,984.23
            1238-501         WILLIAM F SKINNER, M.D.                     $174,282.67          1777-001           $325,671.26
            1505-005         NYDIC MEDICAL VENTURES VII, LLC             $171,682.66          1855-001           $153,223.12
            2488-001         HYDRO-TOUCH INC.                            $110,973.88          1949-001           $ 94,307.11
                             CASH                                        $  5,602.11






                                                                         -----------                            ------------
                                                                 Totals: $622,185.72                             $622,185.72

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          622,185.72
            b) ADCB OF POOL A AT CLOSING DATE                                                                   $161,410,790.25
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                 NO     X
                                                                                              --------            --------



            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                       Discounted           Predecessor         Discounted
            Lease #          Lessee Name                               Present Value        Lease #             Present Value
            ------------------------------------------------           -------------        -----------         -------------
                             None









                                                                        ------------                             ------------
                                                                 Totals:       $0.00                                    $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $         0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
            (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
            OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ----------        --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2001


 XV.    POOL PERFORMANCE MEASUREMENTS


 1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

             CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
             This Month                                      98,034.09         This Month                          100,841,702.87
             1 Month Prior                                  178,423.35         1 Month Prior                       104,154,946.08
             2 Months Prior                                 688,477.78         2 Months Prior                      107,824,474.86

             Total                                          964,935.22         Total                               312,821,123.81

             a) 3 MONTH AVERAGE                             321,645.07         b) 3 MONTH AVERAGE                  104,273,707.94

             c) a/b                                              0.31%


 2.          Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                          No       X
                                                                                         ----------------            ---------------

 3.          Restricting Event Check

             A. A Delinquency Condition exists for current period?                   Yes                          No       X
                                                                                         ----------------            ---------------
             B. An Indenture Event of Default has occurred and is then continuing?   Yes                          No       X
                                                                                         ----------------            ---------------

 4.          Has a Servicer Event of Default occurred?                               Yes                          No       X
                                                                                         ----------------            ---------------


 5.          Amortization Event Check

             A. Is 1c  > 8% ?                                                        Yes                          No       X
                                                                                        -----------------            --------------
             B. Bankruptcy, insolvency, reorganization; default/violation of any
                  covenant or obligation not remedied within 90 days?                Yes                          No       X
                                                                                        -----------------            --------------
             C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
                  Date?                                                              Yes                          No       X
                                                                                        -----------------            --------------




 6.          Aggregate Discounted Contract Balance at Closing Date                    Balance $218,254,123.54
                                                                                             ----------------


             DELINQUENT LEASE SUMMARY

                   Days Past Due               Current Pool Balance                   # Leases

                        31 - 60                       1,802,208.90                        71
                        61 - 90                          11,296.14                        16
                        91 - 180                         98,034.09                        14



Approved By:
Lisa J. Cruikshank
Vice President